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                                                                  EXHIBIT 10.64


                       [KUSHNER-LOCKE COMPANY LETTERHEAD]


Bruce S.J. Lilliston                                      Phone: (310) 645-1111
President and                                               Fax: (310) 914-0672
Chief Operating Officer


                               February 13, 1997


VIA FAX
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Banque Paribas Los Angeles Agency
2029 Century Park East
Los Angeles, CA 90067
Attention: Douglas Hansen

        Re: INNOCENT VICTIMS

Gentlemen:

        Reference is hereby made to the Loan and Security Agreement, dated as of March 1, 1996 between Kushner Locke International, Inc. and Family Pictures, Inc., on the one hand, and Banque Paribas, Los Angeles Agency, on the other hand.

        We hereby notify you that various events of force majeure have occurred. Please confirm that the Maturity Date under the Loan Agreement has been extended for a period of 90 days to March 31, 1997.


                                        Very truly yours,

                                        KUSHNER LOCKE INTERNATIONAL, INC.


                                        By: /s/ Bruce Lilliston
                                            -----------------------
                                        Its:  Authorized Signatory
                                            -----------------------

AGREED TO AND ACCEPTED:

BANQUE PARIBAS LOS ANGELES AGENCY


By: /s/ DOUGLAS C. HANSEN
    ---------------------
        Douglas C. Hansen

Its: Vice President
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